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                                                                  August 7, 2000

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts 02108

    RE: FOURTH AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF AUGUST 7, 2000 BETWEEN CITIZENS BANK OF MASSACHUSETTS ("BANK") AND THE J. JILL GROUP, INC. ("BORROWER") (THE "LOAN AGREEMENT")

Ladies and Gentlemen:

         Reference is made to the captioned Loan Agreement of even date. We hereby confirm that any representation, warranty or covenant in said Loan Agreement made to you by the Borrower regarding the undersigned including, without limitation, any representation about the undersigned or any covenant that Borrower will cause the undersigned to perform or to refrain from performing any act shall be deemed to be a direct representation, warranty or covenant to you from the undersigned, and you may rely upon same as if such representation, warranty or covenant had been made directly to you from the undersigned.

         Executed as an instrument under seal, to be construed under the laws of The Commonwealth of Massachusetts as of the date set forth above.

                                  Very truly yours,

                                  QT SERVICES GROUP, INC.

                                  By:/s/ Olga L. Conley
                                     ---------------------------
                                  Name: Olga L. Conley
                                       -------------------------
                                  Title: Chief Financial Officer
                                        ------------------------